UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 22, 2013

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.         Regulation FD Disclosure.

On August 22, 2013, Expedia, Inc. (“Expedia”) and Travelocity Global (“Travelocity”) issued a press release announcing entry into a strategic marketing agreement. Under the terms of the parties’ agreement, Travelocity will be compensated through a performance-based marketing fee related to bookings powered by Expedia made through Travelocity-branded websites in the US and Canada. The parties have also agreed to customary mutual protective provisions, as well as certain exit rights which, if exercised, could result in the acquisition of certain assets relating to Travelocity’s business by Expedia at a later date. Both parties plan to begin development and implementation immediately, with an expected launch in 2014.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS: This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to strategic, financial and operational benefits of the Expedia, Inc./Travelocity strategic marketing agreement. These statements are not guarantees of future performance. These forward-looking statements are based on Expedia, Inc. or Travelocity, as appropriate, management’s expectations as of the date hereof and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: the ability of Expedia, Inc. and Travelocity to successfully implement their plans, or meet forecasts and other expectations, as well as other risks detailed in Expedia, Inc.‘s public filings with the Securities and Exchange Commission (“SEC”), including Expedia, Inc.’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Except as required by law, Expedia, Inc. undertakes no obligation to update or revise any forward-looking or other statements included in this Item 7.01, whether as a result of new information, future events or otherwise.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Expedia, Inc. and Travelocity, dated August 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Executive Vice President, General Counsel and Secretary

Dated: August 22, 2013

EXHIBIT INDEX

99.1	Press release of Expedia, Inc. and Travelocity, dated August 22, 2013.